UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 4, 2024

(Date of earliest event reported)

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 2100, Dallas, TX	75219
(Address of principal executive offices)	(Zip Code)

214-427-1704

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 1.01. Entry into a Material Definitive Agreement.

Convertible Notes Offering

On November 4, 2024, Applied Digital Corporation (the “Company”) completed its previously announced private offering of 2.75% Convertible Senior Notes due 2030 (the “notes”). The notes were sold under a purchase agreement, dated as of October 30, 2024, entered into by and among the Company and Goldman Sachs & Co. LLC, Cantor Fitzgerald & Co. and J.P. Morgan Securities LLC, as representatives of the several initial purchasers named therein (the “Initial Purchasers”), for resale to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The aggregate principal amount of notes sold in the offering was $450.0 million, which includes $75.0 million aggregate principal amount of notes issued pursuant to an option to purchase additional notes granted to the Initial Purchasers under the purchase agreement, which the Initial Purchasers exercised in full on October 31, 2024 and which additional purchase was completed on November 4, 2024.

The notes were issued at a price equal to 100% of their principal amount. The net proceeds from the sale of the notes were approximately $434.5 million after deducting the Initial Purchasers’ discounts and commissions and estimated offering expenses payable by the Company.

The Company intends to use approximately $84 million of the net proceeds from the offering to fund share repurchases of the Company’s common stock (the “common stock”) in connection with the offering including (i) $52.7 million to fund the cost of entering into prepaid forward repurchase (as described below) and (ii) $31.3 million to repurchase shares of the common stock, approximately $51.8 million of the net proceeds from the offering to pay the cost of the capped call transactions (as described below) and the remainder for general corporate purposes.

Indenture and the Notes

On November 4, 2024, the Company entered into an indenture (the “Indenture”) with respect to the notes with Wilmington Trust, National Association, as trustee (the “Trustee”). The notes are senior unsecured obligations of the Company and bear interest at a rate of 2.75% per year payable semiannually in arrears on June 1 and December 1 of each year, beginning on June 1, 2025. The notes will mature on June 1, 2030, unless earlier converted, redeemed or repurchased in accordance with their terms.

Prior to March 1, 2030, the notes are convertible only upon the occurrence of certain events. On or after March 1, 2030 until the close of business on the second scheduled trading day immediately preceding the maturity date of the notes, holders may convert the notes at any time. The notes are convertible into cash, shares of the common stock or a combination of cash and shares of the common stock, at the Company’s election, subject to certain restrictions. The initial conversion rate of 102.5431 shares per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $9.75 per share of common stock). The conversion rate is subject to customary anti-dilution adjustments. In addition, following certain events that occur prior to the maturity date or if the Company delivers a notice of redemption, the Company will increase the conversion rate for a holder who elects to convert its notes in connection with such corporate event or notice of redemption, as the case may be, in certain circumstances as provided in the Indenture.

Prior to December 1, 2027, the Company may not redeem the notes. The Company may redeem for cash all or any portion of the notes, at its option, on or after December 1, 2027 if the last reported sale price of the Company’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which the Company provides a notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption. The redemption price will be equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If the Company undergoes a “fundamental change,” as defined in the Indenture, prior to maturity, subject to certain conditions, holders may require the Company to repurchase for cash all or any portion of their notes at a fundamental change repurchase price equal to 100% of the principal amount of the notes to be repurchased, plus any accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the Trustee or the holders of at least 25% in principal amount of the outstanding notes may declare 100% of the principal of and accrued and unpaid interest, if any, on, all the outstanding notes to be due and payable.

The foregoing description of the Indenture and the notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture (and the form of note included therein), a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1 and 4.2 hereto and is hereby incorporated herein by reference.

Prepaid Forward Repurchase Transaction

On October 30, 2024, in connection with the pricing of the offering of Notes, the Company entered into a privately negotiated prepaid forward repurchase transaction (the “Prepaid Forward Repurchase”) with one of the Initial Purchasers (the “Forward Counterparty”). The initial aggregate number of shares of the common stock underlying the prepaid forward repurchase is approximately 7.2 million shares. In the event that the Company pays any cash dividends on its common stock, the forward counterparty will pay an equivalent amount to the Company. The cost of the Prepaid Forward Repurchase was approximately $52.7 million.

The Prepaid Forward Repurchase is a separate transaction, between the Company and the Forward Counterparty, and is not part of the terms of the notes and will not affect any holder’s rights under the notes or the Indenture. Holders of the notes will not have any rights with respect to the Prepaid Forward Repurchase.

The above description of the Prepaid Forward Repurchase is a summary and is not complete. A copy of the form of the Prepaid Forward Confirmation is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the confirmations set forth in such Exhibit.

Capped Call Transactions

On October 30, 2024, in connection with the pricing of the offering of Notes, the Company entered into privately negotiated capped call transactions (the “Base Capped Call Transactions”) with certain financial institutions (the “Option Counterparties”). In addition, on October 31, 2024, in connection with the initial purchasers’ exercise of their option to purchase additional notes, the Company entered into additional capped call transactions (the “Additional Capped Call Transactions,” and, together with the Base Capped Call Transactions, the “Capped Call Transactions”) with each of the Option Counterparties. The Capped Call Transactions cover, subject to customary anti-dilution adjustments, the aggregate number of shares of the Company’s common stock that initially underlie the notes, and are expected generally to reduce potential dilution to the Company’s common stock upon any conversion of notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap, based on the cap price of the Capped Call Transactions. The cap price of the Capped Call Transactions is approximately $14.72, which represents a premium of 100% over the last reported sale price of the Company’s common stock on October 30, 2024. The cost of the Capped Call Transactions was approximately $51.8 million.

The Capped Call Transactions are separate transactions, each between the Company and the applicable Option Counterparty, and are not part of the terms of the notes and will not affect any holder’s rights under the notes or the Indenture. Holders of the notes will not have any rights with respect to the Capped Call Transactions.

The above description of the Capped Call Transactions is a summary and is not complete. A copy of the form of the Capped Call Confirmations is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the confirmations set forth in such Exhibit.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company offered and sold the notes to the Initial Purchasers in reliance on the exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act, and the notes were resold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. Any shares of common stock that may be issued upon conversion of the notes will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders. Initially, a maximum of 61,141,275 shares of common stock may be issued upon conversion of the notes, based on the initial maximum conversion rate of 135.8695 shares of common stock per $1,000 principal amount of Notes, which is subject to customary anti-dilution adjustment provisions. Neither the notes nor the underlying shares of common stock have been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company does not intend to file a shelf registration statement for the resale of the notes or any common stock issuable upon conversion of the notes.

Item 8.01. Other Events.

Convertible Notes Offering

On November 4, 2024, the Company issued a press release announcing the closing of the notes offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Risk Factors

In connection with the notes offering, the Company disclosed updated risk factors which supplement and, as appropriate, supersede the risk factors included in the Company’s Annual Report on Form 10-K filed on August 30, 2024, attached hereto as Exhibit 99.2 and incorporated herein by reference.

Termination of ATM Program

On October 30, 2024, the Company terminated its at the market Sales Agreement, dated July 9, 2024, by and among the Company, B. Riley Securities, Inc., BTIG, LLC, Lake Street Capital Markets, LLC, Northland Securities, Inc. and Roth Capital Partners, LLC.

Previously Disclosed Yorkville Consents

As previously disclosed in our Current Report on Form 8-K dated October 30, 2024, on October 29, 2024, the Company entered into certain amendments to its Prepaid Advance Agreement and related promissory note with YA II PN, LTD, each dated March 27, 2024. The amendments (i) provided consent to the notes offering and share repurchase transactions and (ii) removed certain prior restrictions on redemption of the promissory note before January 1, 2025.

Forward-Looking Statements

This Current Report on Form 8-K and other reports filed by the Company from time to time with the SEC contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and the closing of the transaction described herein. These statements use words, and variations of words, such as “continue,” “build,” “future,” “increase,” “drive,” “believe,” “look,” “ahead,” “confident,” “deliver,” “outlook,” “expect,” “project” and “predict.” Other examples of forward-looking statements may include, but are not limited to, (i) statements of Company plans and objectives, including the Company’s evolving business model, or estimates or predictions of actions by suppliers, (ii) statements of future economic performance, (iii) statements of assumptions underlying other statements and statements about the Company or its business and (iv) the Company’s ability to effectively apply the net proceeds from the offering as described above. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. These risks, uncertainties, and other factors include: decline in demand for our products and services; the volatility of the crypto asset industry; the inability to comply with developments and changes in regulation; cash flow and access to capital; and maintenance of third party relationships. Information in this release is as of the dates and time periods indicated herein, and the Company does not undertake to update any of the information contained in these materials, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of November 4, 2024, between Applied Digital Corporation and Wilmington Trust, National Association, as trustee, relating to the 2.75% convertible senior notes.
4.2	Form of note representing the 2.75% Convertible Senior Notes due 2030 (included as Exhibit A to Exhibit 4.1)
10.1	Form of Prepaid Forward Confirmation
10.2	Form of Capped Call Confirmation
99.1	Press release, dated November 4, 2024.
99.2	Risk Factors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	November 5, 2024	By:	/s/ Mohammad Saidal L. Mohmand
		Name:	Mohammad Saidal L. Mohmand
		Title:	Chief Financial Officer